EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000092055



Items 74A-75B

74A-$0
74C-$0
74F-$218,575,502
74I-$0
74J-$0
74L-$0
74N-$220,131,191
74O-$0
74P-$0
74R4-$0
74T-$219,271,704
75B-$209,517,084



Item 72DD

1. Total Income dividends for which record date passed during the period                                           $534,841
2. Dividends for a second class of open-end company shares                                                         $3,127,986
3. Dividends for a third class of open-end company shares                                                          $728,706


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $3.747
        2. Dividends from a second class of open-end company shares                                                 $3.961
        3. Dividends from a third class of open-end company shares                                                  $3.931


Item 74

U)      1. Number of shares outstanding                                                                             138,433
        2. Number of shares outstanding for a second class of shares of open-end company shares                     810,372
        3. Number of shares outstanding for a third class of shares of open-end company shares                      216,202


V)      1. Net asset value per share (to the nearest cent)                                                          188.48
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                188.48
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 187.05





Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $25,453
2. Dividends for a second class of open-end company shares                                                          $173,450
3. Dividends for a third class of open-end company shares                                                           $115,520
4. Dividends for a fourth class of open-end company shares                                                          $54,815
5. Dividends for a fifth class of open-end company shares                                                           $203,574


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.765
        2. Dividends from a second class of open-end company shares                                                 $0.856
        3. Dividends from a third class of open-end company shares                                                  $0.869
        4. Dividends for a fourth class of open-end company shares                                                  $1.128
        5. Dividends for a fifth class of open-end company shares                                                   $2.175


Item 74

U)      1. Number of shares outstanding                                                                             32,076
        2. Number of shares outstanding for a second class of shares of open-end company shares                     206,730
        3. Number of shares outstanding for a third class of shares of open-end company shares                      135,606
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     50,980
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      92,589

V)      1. Net asset value per share (to the nearest cent)                                                          63.61
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                63.58
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 63.58
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                83.80
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 156.89


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000155407
Class 5 SEC Identifier C000007808

Items 74A-75B

74A- $0
74C- $0
74E- $0
74F- $398,105,564
74I- $0
74J- $0
74L- $0
74N- $405,209,299
74O- $0
74P- $0
74R4-$0
74T- $400,651,057
75B- $396,608,085

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $2,011,483
2. Dividends for a second class of open-end company shares                                                         $2,411,516
3. Dividends for a third class of open-end company shares                                                          $1,465,290
4. Dividends for a fourth class of open-end company shares                                                         $670,898
5. Dividends for a fifth class of open-end company shares							   $1,092,307

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.947
        2. Dividends from a second class of open-end company shares                                                 $1.005
        3. Dividends from a third class of open-end company shares                                                  $1.009
        4. Dividends for a fourth class of open-end company shares                                                  $1.444
	5. Dividends for a fifth class of open-end company shares						    $2.067

Item 74

U)      1. Number of shares outstanding    									  1,896,992
        2. Number of shares outstanding for a second class of shares of open-end company shares                   2,487,891
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,130,676
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   662,299
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  550,446

V)      1. Net asset value per share (to the nearest cent)                                                  	  50.78
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  50.79
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  50.80
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  95.26
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  104.34

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $35,713
2. Dividends for a second class of open-end company shares                                                      $258,590
3. Dividends for a third class of open-end company shares                                                       $198,037
4. Dividends for a fourth class of open-end company shares                                                      $471,450

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.782
        2. Dividends from a second class of open-end company shares                                             $0.828
        3. Dividends from a third class of open-end company shares                                              $0.831
        4. Dividends for a fourth class of open-end company shares                                              $2.123

Item 74

U)      1. Number of shares outstanding   									43,905
        2. Number of shares outstanding for a second class of shares of open-end company shares                 327,108
        3. Number of shares outstanding for a third class of shares of open-end company shares                  225,544
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 228,639

V)      1. Net asset value per share (to the nearest cent)                                                  	31.82
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	31.82
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	31.82
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	81.56

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $36,400
2. Dividends for a second class of open-end company shares                                                       $210,975
3. Dividends for a third class of open-end company shares                                                        $129,494
4. Dividends for a fourth class of open-end company shares							 $254,190

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.636
        2. Dividends from a second class of open-end company shares                                              $0.715
        3. Dividends from a third class of open-end company shares                                               $0.720
        4. Dividends for a fourth class of open-end company shares						 $1.388
Item 74

U)      1. Number of shares outstanding										 55,465
        2. Number of shares outstanding for a second class of shares of open-end company shares                  306,319
        3. Number of shares outstanding for a third class of shares of open-end company shares                   171,267
        4. Number of shares outstanding for a fourth class of shares of open-end company shares			 194,608

V)      1. Net asset value per share (to the nearest cent)                                                  	54.78
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	54.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	54.77
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		106.40

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $55,298
2. Dividends for a second class of open-end company shares                                                        $309,236
3. Dividends for a third class of open-end company shares                                                         $148,089
4. Dividends for a fourth class of open-end company shares                                                        $164,546
5. Dividends for a fifth class of open-end company shares							  $101,667

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.717
        2. Dividends from a second class of open-end company shares                                               $0.784
        3. Dividends from a third class of open-end company shares                                                $0.789
        4. Dividends for a fourth class of open-end company shares                                                $1.637
        5. Dividends for a fifth class of open-end company shares                                                 $2.310

Item 74

U)      1. Number of shares outstanding                                                                           76,510
        3. Number of shares outstanding for a second class of shares of open-end company shares                   404,188
        4. Number of shares outstanding for a third class of shares of open-end company shares                    189,195
        5. Number of shares outstanding for a fourth class of shares of open-end company shares                   103,682
	6. Number of shares outstanding for a fifth class of shares of open-end company shares 			  45,225

V)      1. Net asset value per share (to the nearest cent)                                                        53.03
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              53.05
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               53.05
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              110.71
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               153.11


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000096111
Class 5 SEC Identifier C000007794


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $55,549
2. Dividends for a second class of open-end company shares                                                          $357,030
3. Dividends for a third class of open-end company shares                                                           $177,330
4. Dividends for a fourth class of open-end company shares                                                          $166,136
5. Dividends for a fifth class of open-end company shares                                                           $185,676


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.435
        2. Dividends from a second class of open-end company shares                                                 $2.180
        3. Dividends from a third class of open-end company shares                                                  $0.485
        4. Dividends for a fourth class of open-end company shares                                                  $2.424
	5. Dividends for a fifth class of open-end company shares                                                   $1.766

Item 74

U)      1. Number of shares outstanding                                                                           126,273
        2. Number of shares outstanding for a second class of shares of open-end company shares                   168,506
        3. Number of shares outstanding for a third class of shares of open-end company shares                    373,741
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   69,495
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    108,137

V)      1. Net asset value per share (to the nearest cent)                                                        32.79
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              148.72
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               32.85
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              162.03
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               120.07


Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $37,107
2. Dividends for a second class of open-end company shares                                                        $122,857
3. Dividends for a third class of open-end company shares                                                         $46,306
4. Dividends for a fourth class of open-end company shares					                  $109,974
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.438
        2. Dividends from a second class of open-end company shares                                               $.843
        3. Dividends from a third class of open-end company shares                                                $.473
	4. Dividends from a fourth class of open-end company shares						  $1.963
Item 74

U)      1. Number of shares outstanding                                                                           83,236
        2. Number of shares outstanding for a second class of shares of open-end company shares                   152,322
        3. Number of shares outstanding for a third class of shares of open-end company shares                    98,366
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  57,480

V)      1. Net asset value per share (to the nearest cent)                                                        23.69
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              42.46
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               23.73
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  98.81


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $17,081
2. Dividends for a second class of open-end company shares                                                        $56,786
3. Dividends for a third class of open-end company shares                                                         $31,997
4. Dividends for a fourth class of ope-end company shares							  $42,821

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.287
        2. Dividends from a second class of open-end company shares                                               $.417
        3. Dividends from a third class of open-end company shares                                                $.337
	4. Dividends from a fourth class of open-end company shares					          $1.190

Item 74

U)      1. Number of shares outstanding                                                                           58,098
        2. Number of shares outstanding for a second class of shares of open-end company shares                   138,847
        3. Number of shares outstanding for a third class of shares of open-end company shares                    81,609
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  36,390

V)      1. Net asset value per share (to the nearest cent)                                                        34.18
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              42.73
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               34.22
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  121.53

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $7,047
2. Dividends for a second class of open-end company shares                                                        $65,966
3. Dividends for a third class of open-end company shares                                                         $16,266
4. Dividends for a fourth class of open-end company shares                                                        $118,790


Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.694
        2. Dividends from a second class of open-end company shares                                               $0.926
        3. Dividends from a third class of open-end company shares                                                $3.824
        4. Dividends from a fourth class of open-end company shares                                               $1.831

Item 74

U)      1. Number of shares outstanding                                                                             9,915
        2. Number of shares outstanding for a second class of shares of open-end company shares                     74,671
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,083
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     69,174

V)      1. Net asset value per share (to the nearest cent)                                                           37.78
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 47.23
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    194.40
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     93.52


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,858
2. Dividends for a second class of open-end company shares                                                        $25,969
3. Dividends for a third class of open-end company shares                                                         $27,055

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.269
        2. Dividends from a second class of open-end company shares                                               $0.352
        3. Dividends from a third class of open-end company shares                                                $0.810


Item 74

U)      1. Number of shares outstanding                                                                             13,816
        2. Number of shares outstanding for a second class of shares of open-end company shares                     77,300
        3. Number of shares outstanding for a third class of shares of open-end company shares                      33,102


V)      1. Net asset value per share (to the nearest cent)                                                           39.22
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 42.94
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     99.75



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $11,384
2. Dividends for a second class of open-end company shares                                                          $73,446
3. Dividends for a third class of open-end company shares                                                           $84,188


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.647
        2. Dividends from a second class of open-end company shares                                                 $0.909
        3. Dividends from a third class of open-end company shares                                                  $1.758

Item 74

U)      1. Number of shares outstanding                                                                           17,378
        2. Number of shares outstanding for a second class of shares of open-end company shares                   87,186
        3. Number of shares outstanding for a third class of shares of open-end company shares                    50,594


V)      1. Net asset value per share (to the nearest cent)                                                        33.86
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              44.54
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               85.99



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